Exhibit 99.2 FIRST QUARTER 2020 MAY 4, 2020

FIRST QUARTER TAKEAWAYS Impact of COVID-19 pandemic begins in the second half of March • Q1 Revenue down 8.8%, down 8.3% in constant currency(1) • Impact from COVID-19 related demand declines of 2.7% year-over-year • Non-cash goodwill impairment charge in the quarter triggered by negative market response to the COVID-19 pandemic, including declines in our share price Near-term COVID-19 pandemic response • Developed guiding principles to align with our commitment to talent, customers, employees and the communities we serve • Initiated short-term cost reductions and took steps to preserve financial flexibility • Preparing to return our talent to work Continued focus on our future • Acquired Insight, an educational staffing specialty business • Completed the Corporate campus sale and leaseback transaction to unlock capital to invest in growth platforms • Completed Q1 2020 restructuring actions to reduce costs and prepare for our technology- enabled, specialty solutions operating model (1)Constant Currency represents year-over-year changes resulting from translating 2020 financial data into USD using 2019 exchange rates. 2

FIRST QUARTER 2020 FINANCIAL SUMMARY Constant Currency Actual Results Change Change(1) Revenue $1.3B (8.8%) (8.3%) Gross Profit % 17.7% (50) bps Loss from Operations ($111.8M) NM NM Loss Per Share ($3.91) ($4.47) • Revenue declined in Americas Staffing and International Staffing segments in the face of a weakening manufacturing sector in the U.S. and softening demand in Europe, respectively. GTS continued to deliver revenue growth in the first quarter. Demand declines related to the COVID-19 pandemic resulted in reduced revenue by 2.7% for the quarter, with impacts in Americas Staffing and International Staffing • GP rate declined on higher employee-related costs and lower perm fees, which more than offset structural improvement in product mix • Loss from Operations in Q1 2020 primarily due to $147.7 million non-cash goodwill impairment charge, partially offset by a $32.1 million gain on sale of the HQ campus • Q1 2020 EPS includes $3.18 goodwill impairment charge and a $1.38 impact from the non-cash loss on Persol Holdings common stock, net of tax, compared to an after-tax gain of $0.23 in 2019 (1)Constant Currency represents year-over-year changes resulting from translating 2020 financial data into USD using 2019 exchange rates. 3

FIRST QUARTER 2020 FINANCIAL SUMMARY

(Excluding Goodwill Impairment Charge, Gain/loss on investment in Persol Holdings, Gain on Sale of Assets and Restructuring)

	Actual Results	Change	Constant Currency Change[3]
Revenue	$1.3B	(8.8%)	(8.3%)
Gross Profit %	17.7%	(50) bps	
Earnings from Operations[1]	$12.5M	(46.0%)	(43.9%)
Earnings Per Share[1],[2]	$0.20	($0.25)	

- Revenue declined in Americas Staffing and International Staffing segments in the face of a weakening manufacturing sector in the U.S. and softening demand in Europe, respectively. GTS continued to deliver revenue growth in the first quarter. Demand declines related to the COVID-19 pandemic resulted in reduced revenue by 2.7% for the quarter, with impacts in Americas Staffing and International Staffing
- GP rate declined on higher employee-related costs and lower perm fees, which more than offset structural improvement in product mix
- Earnings from Operations declined as the effect of declining revenues and gross profit was only partially offset by reduced expenses from efforts to align costs with GP trends and lower performance-based incentive expenses
- EPS declined on lower earnings

[1]Change excludes:
- $147.7 million of goodwill impairment charges, $124.7 million net of tax or $3.18 per share in Q1 2020.
- $32.1 million of gain on sale of assets, $24.0 million net of tax or $0.61 per share in Q1 2020.
- $8.7 million of restructuring charges, $6.5 million net of tax or $0.17 per share in Q1 2020.
- $6.3 million of restructuring charges, $4.7 million net of tax or $0.12 per share in Q1 2019.

[2] Excludes $77.8 million loss on investment in Persol Holdings, $54.0 million net of tax or $1.38 per share in Q1 2020 and $13.2 million gain on investment in Persol Holdings, $9.1 million net of tax or $0.23 per share in Q1 2019.

[3]Constant Currency represents year-over-year changes resulting from translating 2020 financial data into USD using 2019 exchange rates.

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FIRST QUARTER 2020 EPS SUMMARY $ in millions except per share data First Quarter 2020 2019 Amount Per Share Amount Per Share Net earnings (loss) ($153.2) ($3.91) $22.1 $0.56 Goodwill impairment charge, net of taxes(1) 124.7 3.18 - - (Gain) loss on investment in Persol Holdings, 54.0 1.38 (9.1) (0.23) net of taxes(2) Gain on sale of assets, net of taxes(3) (24.0) (0.61) - - Restructuring charges, net of taxes(4) 6.5 0.17 4.7 0.12 Adjusted net earnings $8.0 $0.20 $17.7 $0.45 • As adjusted, net earnings and EPS declined on lower earnings from operations (1)Goodwill impairment charge of $147.7 million, $124.7 million net of tax or $3.18 per share in Q1 2020. (2)Loss on investment in Persol Holdings of $77.8 million, $54.0 million net of tax or $1.38 per share in Q1 2020 and gain on investment in Persol Holdings of $13.2 million, $9.1 million net of tax or $0.23 per share in Q1 2019. (3)Gain on sale of assets of $32.1 million, $24.0 million net of tax or $0.61 per share represents the excess of the proceeds over the cost of the headquarters properties sold during Q1 2020. (4)Restructuring charges of $8.7 million, $6.5 million net of tax or $0.17 per share in Q1 2020 and $6.3 million, $4.7 million net of tax or $0.12 per share in Q1 2019. 5

FIRST QUARTER 2020 REVENUE GROWTH REVENUE MIX BY SEGMENT(1) REVENUE GROWTH BY SEGMENT 10% 5% 0.6% 0.6% Americas 0.4% Reported Staffing 0% 40% 42% Constant International Currency Staffing (5%) Organic Global Talent (2) (10%) (8.3%) Growth Solutions (8.8%) (9.4%) (10.7%) (10.7%) 18% (15%) (12.1%) (14.6%) (14.9%) (16.9%) (20%) Total Americas Global Talent International Staffing Solutions Staffing • Americas Staffing revenue declined on lower volume, particularly in education and light industrial, which were impacted by the COVID-19 pandemic in the last two weeks of March • GTS revenue growth includes growth in outcome-based services. However, this growth was partially offset by declines in centrally delivered staffing. The COVID-19 impact was not significant • International Staffing reflects continued declines in market demand which was accelerated with the impact of COVID- 19 in March (1)Revenue Mix by Segment includes the results from acquisition. (2)Organic growth represents revenue growth excluding the results of acquisition on a constant currency basis. 6

FIRST QUARTER 2020 GROSS PROFIT GROWTH GROSS PROFIT MIX BY SEGMENT(1) GROSS PROFIT GROWTH BY SEGMENT 10% 5% 0.1% 0% (0.2%) 42% Reported 45% Americas (5%) Staffing Constant (10%) International Currency (11.3%) (10.9%) (11.8%) Staffing (15%) (13.4%) Global Talent (20%) 13% Solutions (20.2%)(20.0%) (25%) Total Americas Global Talent International Staffing Solutions Staffing • Americas Staffing GP reflects the impact of lower revenues and higher employee-related costs • GTS GP reflects the impact of slightly higher revenues and flat GP rate as higher employee-related costs offset the structural rate improvement from changes in product mix • International Staffing reflects the impact of lower revenue (1)Gross Profit Mix by Segment includes the results from acquisition. 7

FIRST QUARTER 2020 GROSS PROFIT RATE GROWTH 19.0% 18.5% 18.2% 18.0% 17.7% (40) bps (10) bps 17.5% 17.0% 16.5% 16.0% 15.5% 15.0% Q1 2019 GP Rate Americas Perm Fees Q1 2020 GP Rate Staffing • Overall GP rate declined on higher employee-related costs and lower perm fees • Americas Staffing GP rate declined on higher employee-related costs 8

FIRST QUARTER 2020 SG&A $ in millions $250 $9 $240 $235 $230 ($13) ($6) $220 ($3) $219 ($2) ($1) $210 $200 $190 Q1 2019 SG&A Restructuring Americas Corporate International Global Talent FX Q1 2020 SG&A Staffing Staffing Solutions • Restructuring charges reflect actions taken prior to COVID-19 to align cost with revenues, prepare for our new operating model and align the U.S. branch-based facilities footprint with a more technology-enabled service delivery methodology • Americas Staffing expenses were down due to lower performance-based compensation and lower salary expense as a result of the Q1 2019 restructuring actions in U.S. Operations • International Staffing, GTS and Corporate expenses reflect continued cost management 9

FIRST QUARTER 2020 BALANCE SHEET DATA $ in millions ACCOUNTS RECEIVABLE SHORT-TERM BORROWINGS $1,500 $80 $74 $1,283 $1,282 $1,300 $1,236 $60 $1,100 $40 $900 $20 $700 $2 $2 $500 $0 Q1 2019 Q4 2019 Q1 2020 Q1 2019 Q4 2019 Q1 2020 Excluding Acquisitions Acquisitions • Accounts Receivable reflects the impact of the recent acquisition of Insight. Including the acquisition, DSO is 59 days, up 1 day from a year ago. There is no COVID-19 related impact on collections or payment terms to date • Q1 2019 debt reflects borrowings for the acquisition of NextGen and GTA, which were repaid in 2019 • Ended the quarter with no borrowings on U.S credit facilities. Insight acquisition funded during the quarter ‒ U.S. credit facilities include a $150 million securitization facility and a $200 million revolving credit facility 10

PORTFOLIO PROGRESS

We are using M&A activity to increase our focus on specialization.


2016
Kelly and Persol form a JV combining the staffing operations in APAC
2017
Kelly acquires Teachers On Call
Kelly sells Kelly Healthcare Resources to InGenesis
2018
Kelly Innovation Fund invests in Kenzie Academy
Kelly invests in BTG
Kelly sells Kelly Legal Managed Services to Trustpoint.One
2019
Kelly acquires Global Technology Associates
Kelly acquires NextGen Global Resources
Kelly announces sale/leaseback of HQ real estate
2020
Kelly acquires Insight

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RECENT ACQUISITION: INSIGHT • Education service staffing company with experience in partnering with school districts in Illinois, Massachusetts, New Jersey and Pennsylvania 12

NON-GAAP MEASURES Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the 2020 goodwill impairment charge, 2020 and 2019 gains and losses on the investment in Persol Holdings, the 2020 and 2019 restructuring charges, and the 2020 gain on sale of assets are useful to understand the Company's fiscal 2020 financial performance and increases comparability. Specifically, Management believes that removing the impact of these items allows for a meaningful comparison of current period operating performance with the operating results of prior periods. Additionally, the Company does not acquire businesses on a predictable cycle and the terms of each acquisition are unique and may vary significantly. Management also believes that such measures are used by those analyzing performance of companies in the staffing industry to compare current performance to prior periods and to assess future performance. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. 13

SAFE HARBOR STATEMENT This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties. These factors include, but are not limited to, the recent novel coronavirus (COVID-19) outbreak, competitive market pressures including pricing and technology introductions and disruptions, changing market and economic conditions, our ability to achieve our business strategy, the risk of damage to our brand, the risk our intellectual property assets could be infringed upon or compromised, our ability to successfully develop new service offerings, our exposure to risks associated with services outside traditional staffing, including business process outsourcing and services connecting talent to independent work, our increasing dependency on third parties for the execution of critical functions, the risks associated with past and future acquisitions, exposure to risks associated with investments in equity affiliates including PersolKelly Pte. Ltd., material changes in demand from or loss of large corporate customers as well as changes in their buying practices, risks particular to doing business with government or government contractors, risks associated with conducting business in foreign countries, including foreign currency fluctuations, the exposure to potential market and currency exchange risks relating to our investment in Persol Holdings, risks associated with violations of anti-corruption, trade protection and other laws and regulations, availability of qualified full-time employees, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, risks arising from failure to preserve the privacy of information entrusted to us or to meet our obligations under global privacy laws, the risk of cyberattacks or other breaches of network or information technology security, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology projects, our ability to maintain adequate financial and management processes and controls, risk of potential impairment charges triggered by adverse industry developments or operational circumstances, unexpected changes in claim trends on workers’ compensation, unemployment, disability and medical benefit plans, the impact of changes in laws and regulations (including federal, state and international tax laws), competition law risks, the risk of additional tax or unclaimed property liabilities in excess of our estimates, our ability to realize value from our tax credit and net operating loss carryforwards, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any forward-looking statements contained herein, and we have no intention to update these statements. 14